                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned officers and directors of TIME WARNER INC., a Delaware Corporation (the 'Corporation'), hereby constitutes and appoints RICHARD J. BRESSLER, PETER R. HAJE, GERALD M. LEVIN, PHILIP R. LOCHNER, JR. and RICHARD D. PARSONS and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Corporation's Annual Report on Form 10-K for the year ended December 31, 1995, pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), and to sign any and all amendments to said Annual Report on Form 10-K, and to file such Annual Report on Form 10-K, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, under the provisions of the Exchange Act, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her name as of the 21st day of March, 1996.


(i)   Principal Executive Officer:

      GERALD M. LEVIN
      -----------------------------------
      Gerald M. Levin
       Director, Chairman of the Board
       and Chief Executive Officer


(ii)  Principal Financial Officer:


      RICHARD J. BRESSLER
      -----------------------------------
      Richard J. Bressler
       Senior Vice President and
       Chief Financial Officer

(iii) Principal Accounting Officer:


      JOHN A. LaBARCA
      -----------------------------------
      John A. LaBarca
       Vice President and Controller



(iv) Directors:


      -----------------------------------
      Merv Adelson


      -----------------------------------
      Lawrence B. Buttenwieser


      -----------------------------------
      Edward S. Finkelstein


      -----------------------------------
      Beverly Sills Greenough


      -----------------------------------
      Carla A. Hills


      -----------------------------------
      David T. Kearns


      -----------------------------------
      Henry Luce III

(iii) Principal Accounting Officer:



      -----------------------------------
      John A. LaBarca
       Vice President and Controller



(iv) Directors:

      MERV ADELSON
      -----------------------------------
      Merv Adelson


      -----------------------------------
      Lawrence B. Buttenwieser


      -----------------------------------
      Edward S. Finkelstein


      -----------------------------------
      Beverly Sills Greenough


      -----------------------------------
      Carla A. Hills


      -----------------------------------
      David T. Kearns


      -----------------------------------
      Henry Luce III

(iii) Principal Accounting Officer:



      -----------------------------------
      John A. LaBarca
       Vice President and Controller



(iv) Directors:


      -----------------------------------
      Merv Adelson


      LAWRENCE B. BUTTENWIESER
      -----------------------------------
      Lawrence B. Buttenwieser


      -----------------------------------
      Edward S. Finkelstein


      -----------------------------------
      Beverly Sills Greenough


      -----------------------------------
      Carla A. Hills


      -----------------------------------
      David T. Kearns


      -----------------------------------
      Henry Luce III

(iii) Principal Accounting Officer:



      -----------------------------------
      John A. LaBarca
       Vice President and Controller



(iv) Directors:


      -----------------------------------
      Merv Adelson


      -----------------------------------
      Lawrence B. Buttenwieser


      EDWARD S. FINKELSTEIN
      -----------------------------------
      Edward S. Finkelstein


      -----------------------------------
      Beverly Sills Greenough


      -----------------------------------
      Carla A. Hills


      -----------------------------------
      David T. Kearns


      -----------------------------------
      Henry Luce III

(iii) Principal Accounting Officer:



      -----------------------------------
      John A. LaBarca
       Vice President and Controller



(iv) Directors:


      -----------------------------------
      Merv Adelson


      -----------------------------------
      Lawrence B. Buttenwieser


      -----------------------------------
      Edward S. Finkelstein


      BEVERLY SILLS GREENOUGH
      -----------------------------------
      Beverly Sills Greenough


      -----------------------------------
      Carla A. Hills


      -----------------------------------
      David T. Kearns


      -----------------------------------
      Henry Luce III

(iii) Principal Accounting Officer:



      -----------------------------------
      John A. LaBarca
       Vice President and Controller



(iv) Directors:


      -----------------------------------
      Merv Adelson


      -----------------------------------
      Lawrence B. Buttenwieser


      -----------------------------------
      Edward S. Finkelstein


      -----------------------------------
      Beverly Sills Greenough


      CARLA A. HILLS
      -----------------------------------
      Carla A. Hills


      -----------------------------------
      David T. Kearns


      -----------------------------------
      Henry Luce III

(iii) Principal Accounting Officer:



      -----------------------------------
      John A. LaBarca
       Vice President and Controller



(iv) Directors:


      -----------------------------------
      Merv Adelson


      -----------------------------------
      Lawrence B. Buttenwieser


      -----------------------------------
      Edward S. Finkelstein


      -----------------------------------
      Beverly Sills Greenough


      -----------------------------------
      Carla A. Hills


      DAVID T. KEARNS
      -----------------------------------
      David T. Kearns


      -----------------------------------
      Henry Luce III

(iii) Principal Accounting Officer:



      -----------------------------------
      John A. LaBarca
       Vice President and Controller



(iv) Directors:


      -----------------------------------
      Merv Adelson


      -----------------------------------
      Lawrence B. Buttenwieser


      -----------------------------------
      Edward S. Finkelstein


      -----------------------------------
      Beverly Sills Greenough


      -----------------------------------
      Carla A. Hills


      -----------------------------------
      David T. Kearns


      HENRY LUCE III
      -----------------------------------
      Henry Luce III

      REUBEN MARK
      -----------------------------------
      Reuben Mark


      -----------------------------------
      Michael A. Miles


      -----------------------------------
      J. Richard Munro


      -----------------------------------
      Richard D. Parsons


      -----------------------------------
      Donald S. Perkins


      -----------------------------------
      Raymond S. Troubh


      -----------------------------------
      Francis T. Vincent, Jr.

      -----------------------------------
      Reuben Mark


      MICHAEL A. MILES
      -----------------------------------
      Michael A. Miles


      -----------------------------------
      J. Richard Munro


      -----------------------------------
      Richard D. Parsons


      -----------------------------------
      Donald S. Perkins


      -----------------------------------
      Raymond S. Troubh


      -----------------------------------
      Francis T. Vincent, Jr.

      -----------------------------------
      Reuben Mark


      -----------------------------------
      Michael A. Miles


      J. RICHARD MUNRO
      -----------------------------------
      J. Richard Munro


      -----------------------------------
      Richard D. Parsons


      -----------------------------------
      Donald S. Perkins


      -----------------------------------
      Raymond S. Troubh


      -----------------------------------
      Francis T. Vincent, Jr.

      -----------------------------------
      Reuben Mark


      -----------------------------------
      Michael A. Miles


      -----------------------------------
      J. Richard Munro


      RICHARD D. PARSONS
      -----------------------------------
      Richard D. Parsons


      -----------------------------------
      Donald S. Perkins


      -----------------------------------
      Raymond S. Troubh


      -----------------------------------
      Francis T. Vincent, Jr.

      -----------------------------------
      Reuben Mark


      -----------------------------------
      Michael A. Miles


      -----------------------------------
      J. Richard Munro


      -----------------------------------
      Richard D. Parsons


      DONALD S. PERKINS
      -----------------------------------
      Donald S. Perkins


      -----------------------------------
      Raymond S. Troubh


      -----------------------------------
      Francis T. Vincent, Jr.

      -----------------------------------
      Reuben Mark


      -----------------------------------
      Michael A. Miles


      -----------------------------------
      J. Richard Munro


      -----------------------------------
      Richard D. Parsons


      -----------------------------------
      Donald S. Perkins


      RAYMOND S. TROUBH
      -----------------------------------
      Raymond S. Troubh


      -----------------------------------
      Francis T. Vincent, Jr.

      -----------------------------------
      Reuben Mark


      -----------------------------------
      Michael A. Miles


      -----------------------------------
      J. Richard Munro


      -----------------------------------
      Richard D. Parsons


      -----------------------------------
      Donald S. Perkins


      -----------------------------------
      Raymond S. Troubh


      FRANCIS T. VINCENT, JR.
      -----------------------------------
      Francis T. Vincent, Jr.